EXHIBIT 10.2

JOINDER AGREEMENT

Dated: As of September 28, 2006
Effective: As of September 28, 2006

Reference is hereby made to a certain loan arrangement by and among (a) SILICON VALLEY BANK, a California corporation with its principal place of business at 3003 Tasman Drive, Santa Clara, California 95054, and with a loan production office located at One Newton Executive Park, Suite 200, 2221 Washington Street, Newton, Massachusetts 02462 (the “Bank”) and (b) CALIPER LIFE SCIENCES, INC., a Delaware corporation with its chief executive office at 68 Elm Street, Hopkinton, Massachusetts 01748 (“Caliper”) and NOVASCREEN BIOSCIENCES CORPORATION, a Delaware corporation with its chief executive office at 68 Elm Street, Hopkinton, Massachusetts 01748 (“NovaScreen”)(Caliper and NovaScreen are, hereinafter, individually and collectively, the “Existing Borrower”), evidenced by that certain Loan and Security Agreement dated as of August 9, 2006, by and among Bank and Existing Borrower (as may be amended from time to time, the “Loan Agreement”). All capitalized terms used herein without definitions shall have the meanings given such terms in the Loan Agreement.

1.             Joinder to Loan Agreement.  Each of the undersigned, XENOGEN CORPORATION (f/k/a Caliper Holdings, Inc.), a Delaware corporation (“Xenogen”), and XENOGEN BIOSCIENCES CORPORATION, an Ohio corporation (“XBC”) (Xenogen and XBC, each a “New Borrower,” and, together with the Existing Borrower, jointly, severally, individually and collectively, the “Borrower”), hereby joins the Loan Agreement and each of the Loan Documents, and agrees to comply with and be bound by all of the terms, conditions and covenants of the Loan Agreement and Loan Documents, as if it were originally named a “Borrower” therein.  Without limiting the generality of the preceding sentence, each New Borrower agrees that it will be jointly and severally liable, together with the Existing Borrower, for the payment and performance of all obligations and liabilities of the Borrower under the Loan Agreement, including, without limitation, the Obligations. Each New Borrower hereby appoints Caliper as agent for all purposes under the Loan Agreement, including with respect to requesting Credit Extensions pursuant to the Loan Agreement. Each Borrower hereunder shall be obligated to repay all Credit Extensions made pursuant to the Loan Agreement, regardless of which Borrower actually receives said Credit Extension, as if each Borrower hereunder directly received all Credit Extensions.

2.             Subrogation and Similar Rights.  Each Borrower waives any suretyship defenses available to it under the Code or any other applicable law.  Each Borrower waives any right to require Bank to: (i) proceed against any Borrower or any other person; (ii) proceed against or exhaust any security; or (iii) pursue any other remedy.  Bank may exercise or not exercise any right or remedy it has against any Borrower or any security it holds (including the right to foreclose by judicial or non-judicial sale) without affecting any Borrower’s liability.  Notwithstanding any other provision of the Loan Agreement or other Loan Documents, each Borrower irrevocably waives all rights that it may have at law or in equity (including, without limitation, any law subrogating Borrower to the rights of Bank under the Loan Agreement) to seek contribution, indemnification or any other form of reimbursement from any other Borrower, or any other Person now or hereafter primarily or secondarily liable for any of the Obligations, for any payment made by Borrower with respect to the Obligations in connection with the Loan Agreement or otherwise and all rights that it might have to benefit from, or to participate in, any security for the Obligations as a result of any payment made by Borrower with respect to the Obligations in connection with the Loan Agreement or otherwise.  Any agreement providing for indemnification, reimbursement or any other arrangement prohibited under this Section shall be null and void.  If any payment is made to a Borrower in contravention of this Section, such Borrower shall hold such payment in trust for Bank and such payment shall be promptly delivered to Bank for application to the Obligations, whether matured or unmatured.

3.             Grant of Security Interest.  To secure the prompt payment and performance of all of the Obligations, each New Borrower hereby grants to the Bank a continuing lien upon and security interest in all of such New Borrower’s now existing or hereafter arising rights and interest in the Collateral, whether now owned or existing or hereafter created, acquired, or arising, and wherever located, including, without limitation, all of such New Borrower’s assets (excluding intellectual property); and all such New Borrower’s Books relating to the foregoing and any and all claims, rights and interests in any of the above and all substitutions for, additions, attachments, accessories, accessions and improvements to and replacements, products, proceeds and insurance proceeds of any or all of the foregoing. Each New Borrower further covenants and agrees that by its execution hereof it shall provide all such information, complete all such forms, and take all such actions, and enter into all such agreements, in form and substance reasonably satisfactory to the Bank that are reasonably deemed necessary by the Bank in order to grant a valid, perfected security interest to the Bank in the Collateral. Each New Borrower hereby authorizes Bank to file financing statements, without notice to Borrower, with all appropriate jurisdictions in order to perfect or protect Bank’s interest or rights hereunder, including a notice that any disposition of the Collateral, by either the Borrower or any other Person, shall be deemed to violate the rights of the Bank under the Code.

4.             Representations and Warranties.  Each New Borrower hereby represents and warrants to Bank that all representations and warranties in the Loan Documents made on the part of Existing Borrower are true and correct on the date hereof with respect to such New Borrower, with the same force and effect as if such New Borrower were named as “Borrower” in the Loan Documents in addition to Existing Borrower.

5.             Delivery of Documents.  Each New Borrower hereby agrees that the following documents shall be delivered to the Bank prior to or concurrently with this Agreement, each in form and substance satisfactory to the Bank:

A.                                   a certificate of the Secretary of such New Borrower with respect to certificate of incorporation, by-laws, incumbency and resolutions authorizing the execution and delivery of this Agreement;

B.                                     a certificate of the Secretary of each Existing Borrower with respect to resolutions authorizing the execution and delivery of this Agreement;

C.                                     a certificate of the Secretary of State of Delaware of a recent date as to Holding’s existence and good standing;

D.                                    a certificate of the Secretary of State of Ohio of a recent date as to XBC’s existence and good standing;

E.                                      the results of UCC searches with respect to the Collateral indicating no Liens other than Permitted Liens and otherwise in form and substance satisfactory to the Bank;

F.                                      a Perfection Certificate;

G.                                     a Securities Account Control Agreement;

H.                                    a legal opinion of New Borrower’s counsel (authority and enforceability), in form and substance acceptable to Bank;

I.                                         Evidence of Insurance (On Acord 27 Form, and Acord 25S Form); and

J.                                        such other documents as the Bank may reasonably request.

6.             Countersignatures. This Agreement shall become effective only when it shall have been executed by Borrower and Bank.

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This Agreement is executed as a sealed instrument under the laws of the Commonwealth of Massachusetts as of the date first written above.

NEW BORROWER:

XENOGEN CORPORATION

By:
Name:
Title

XENOGEN BIOSCIENCES CORPORATION

By:
Name:
Title

EXISTING BORROWER:

CALIPER LIFE SCIENCES, INC.

By:
Name:
Title

NOVASCREEN BIOSCIENCES CORPORATION

By:
Name:
Title

BANK:

SILICON VALLEY BANK

By:
Name:
Title